Filed pursuant to Rule 497
File No. 333-175654

FS INVESTMENT CORPORATION II

Supplement dated September 17, 2012

to

Prospectus dated May 18, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 18, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On September 14, 2012, we determined to increase our public offering price from $10.00 per share to $10.05 per share. This increase in the public offering price was effective as of our September 17, 2012 semi-monthly closing and first applied to subscriptions received from September 4, 2012 through September 16, 2012. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deduction of selling commissions and dealer manager fees, as required by the 1940 Act.

Status of Our Ongoing Public Offering

Since commencing our continuous public offering and through September 11, 2012, we have sold 17,408,538 shares of our common stock for gross proceeds of approximately $173.0 million. As of September 11, 2012, we had raised total gross proceeds of approximately $191.6 million, including proceeds of approximately $18.4 million from shares of common stock sold pursuant to a private placement to certain members of our board of directors and individuals and entities affiliated with FSIC II Advisor and GDFM.

The following table summarizes the sales of our shares of common stock beginning with our semi-monthly closing on August 16, 2012 through and including our semi-monthly closing on September 4, 2012:

Date of Semi–Monthly Closing	Shares Sold	Average Price Per Share	Gross Proceeds
August 16, 2012	4,288,761	$9.96	$42,732,794
September 4, 2012(1)	5,369,717	9.92	53,288,732

	9,658,478	$9.94	$96,021,526

(1)	The number of shares of common stock sold and gross proceeds for our September 4, 2012 semi-monthly closing include 40,601 shares of common stock purchased through our distribution reinvestment plan at an average price per share of $9.50, for gross proceeds of $385,714.

Portfolio Update

As of August 31, 2012, our investment portfolio consisted of interests in 46 portfolio companies (48.1% in first lien senior secured loans, 15.3% in second lien senior secured loans, 12.9% in senior secured bonds, 16.8% in subordinated debt and 6.9% in collateralized securities). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $419.4 million. As of August 31, 2012, the investments in our portfolio were purchased at a weighted average price of 93.5% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 85.9% of our portfolio based on the fair value of our investments) was B2 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 11.0% based upon the purchase price of our investments. We intend to continue to add securities to our portfolio as our offering progresses. The following is our investment portfolio as of August 31, 2012:

Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)(b)	Amortized Cost (in thousands)

Senior Secured Loans—First Lien—48.1%
Airvana Network Solutions Inc., L+800, 2.0% LIBOR Floor, 3/18/15	Telecommunication Services	Jul-12	$2,833	$2,805
AlixPartners, LLP, L+525, 1.3% LIBOR Floor, 6/29/19	Financials	Jun-12	1,000	993
Allen Systems Group, Inc., L+575, 1.8% LIBOR Floor, 11/21/15	Information Technology	Jul-12	851	833
Avaya Inc., L+450, 10/26/17	Information Technology	Aug-12	3,409	3,038
Clear Channel Capital I, LLC, L+365, 1/29/16	Consumer Discretionary	Aug-12	8,000	6,251
Consolidated Container Co. LLC, L+500, 1.3% LIBOR Floor, 7/3/19	Industrials	Jun-12	556	550
Eastman Kodak Co., L+750, 1.0% LIBOR Floor, 7/20/13	Information Technology	Aug-12	2,500	2,494
Fairway Group Acquisition Co., L+675, 1.5% LIBOR Floor, 8/17/18	Consumer Discretionary	Aug-12	3,731	3,675
First Reserve Crestwood Holdings LLC, L+850, 2.0% LIBOR Floor, 10/3/16	Energy	Jul-12	1,949	1,978
Fogo de Chao Holdings LLC, L+625, 1.3% LIBOR Floor, 7/1/19	Consumer Discretionary	Jul-12	2,667	2,609
Immucor, Inc., L+575, 1.5% LIBOR Floor, 8/19/18	Healthcare	Jun-12	997	1,004
Lantiq Deutschland GmbH, L+700, 2.0% LIBOR Floor, 11/16/15	Information Technology	Aug-12	3,021	2,829
MModal Inc., L+550, 1.3% LIBOR Floor, 8/17/19	Information Technology	Aug-12	4,545	4,477
Navistar, Inc., L+550, 1.5% LIBOR Floor, 7/16/17	Industrials	Aug-12	1,222	1,210
Party City Holdings, Inc., L+450, 1.3% LIBOR Floor, 7/27/19	Consumer Discretionary	Jul-12	234	232
Sorenson Communication, Inc., L+400, 2.0% LIBOR Floor, 8/16/13	Telecommunication Services	Aug-12	6,708	6,564
Star West Generation LLC, L+450, 1.5% LIBOR Floor, 5/17/18	Energy	Aug-12	2,000	2,000
Texas Competitive Electric Holdings Co. LLC, L+350, 10/10/14	Utilities	Aug-12	7,000	4,846
The Container Store, Inc., L+500, 1.3% LIBOR Floor, 4/6/19	Consumer Discretionary	Jun-12	1,000	1,000
Totes Isotoner Corp., L+575, 1.5% LIBOR Floor, 1/8/18	Consumer Discretionary	Jun-12	997	996
Travelport LLC, L+1100, 1.5% LIBOR Floor, 11/22/15	Consumer Discretionary	Aug-12	2,000	2,030
Web.com Group, Inc., L+550, 1.5% LIBOR Floor, 10/27/17	Information Technology	Jul-12	966	964
WireCo WorldGroup Inc., L+475, 1.3% LIBOR Floor, 2/15/17	Industrials	Jun-12	933	923
Zayo Group, LLC, L+588, 1.3% LIBOR Floor, 7/2/19	Telecommunication Services	Jun-12	1,000	1,000

Total Senior Secured Loans—First Lien				55,301

Senior Secured Loans—Second Lien—15.3%
Advantage Sales & Marketing Inc., L+775, 1.5% LIBOR Floor, 6/17/18	Industrials	Aug-12	500	501
Atlantic Broadband Finance, LLC, L+850, 1.3% LIBOR Floor, 10/4/19	Consumer Discretionary	Jun-12	1,000	990
Attachmate Corp., L+950, 1.5% LIBOR Floor, 10/27/18	Information Technology	Aug-12	3,500	3,429
Blackboard Inc., L+1000, 1.5% LIBOR Floor, 10/4/19	Information Technology	Jun-12	1,000	924
Camp International Holding Co., L+875, 1.3% LIBOR Floor, 11/8/19	Information Technology	Jun-12	1,000	1,017
Data Device Corp., L+1000, 1.5% LIBOR Floor, 6/14/19	Industrials	Jun-12	4,000	3,763
Equipower Resources Holdings, LLC, L+850, 1.5% LIBOR Floor, 6/21/19	Utilities	Jun-12	1,000	980
Fogo de Chao Holdings LLC, L+950, 1.5% LIBOR Floor, 1/20/20	Consumer Discretionary	Jul-12	1,739	1,670
Mood Media Corp., L+875, 1.5% LIBOR Floor, 11/6/18	Consumer Discretionary	Jul-12	1,500	1,496
NES Rentals Holdings, Inc., L+1150, 1.8% LIBOR Floor, 10/20/14	Industrials	Jun-12	1,000	1,005
Sensus U.S.A. Inc., L+725, 1.3% LIBOR Floor, 5/9/18	Industrials	Jul-12	750	751
Sheridan Holdings, Inc., L+775, 1.3% LIBOR Floor, 7/1/19	Healthcare	Jun-12	273	270
Vertafore, Inc., L+825, 1.5% LIBOR Floor, 10/19/17	Information Technology	Jul-12	830	831

Total Senior Secured Loans—Second Lien				17,627

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Portfolio Company(a)	Industry	Date of Most Recent Purchase	Principal Amount (in thousands)(b)	Amortized Cost (in thousands)
Senior Secured Bonds—12.9%
Advanced Lighting Technologies, Inc., 10.5%, 6/1/19	Industrials	Jul-12	$3,000	$2,918
Cenveo Corp., 8.9%, 2/1/18	Consumer Discretionary	Aug-12	4,188	3,736
Eastman Kodak Co., 10.6%, 3/15/19	Information Technology	Jun-12	1,000	649
PH Holding LLC, 9.8%, 12/31/17	Consumer Discretionary	Aug-12	5,000	4,900
Sorenson Communication, Inc., 10.5%, 2/1/15	Telecommunication Services	Aug-12	2,000	1,652
Technicolor SA, 9.4%, 5/26/17	Information Technology	Jun-12	1,000	911

Total Senior Secured Bonds				14,766

Subordinated Debt—16.8%
Aurora Diagnostics, LLC, 10.8%, 1/15/18	Healthcare	Jul-12	4,000	4,009
Calumet Lubricants Co., L.P., 9.6%, 8/1/20	Energy	Jun-12	500	491
Chesapeake Energy Corp., L+700, 1.5% LIBOR Floor, 12/2/17	Energy	Aug-12	8,000	7,989
Frontier Communications Corp., 7.1%, 1/15/23	Telecommunication Services	Aug-12	1,000	1,000
Neff Rental Inc., 9.6%, 5/15/16	Consumer Discretionary	Aug-12	750	752
NES Rentals Holdings, Inc., 12.3%, 4/15/15	Industrials	Aug-12	3,000	2,993
Travelport LLC, L+600 PIK, 12/1/16	Consumer Discretionary	Aug-12	2,800	2,130

Total Subordinated Debt				19,364

Collateralized Securities—6.9%
Ares 2012 CLO 2A Class Subord., 14.9%, 10/12/23	Financials	Aug-12	8,500	7,948

Total Collateralized Securities				7,948

TOTAL INVESTMENTS—100.0%				$115,006

Total Return Swap			Notional Amount	Unrealized Appreciation
Citibank TRS Facility			$91,440	$352

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)	Denominated in U.S. dollars unless otherwise noted.

About This Prospectus

This supplement supplements and amends the section of the Prospectus entitled “About This Prospectus” by adding the following immediately prior to the last paragraph thereof:

Nebraska—In addition to the suitability standards above, the state of Nebraska requires that each Nebraska investor will limit his or her investment in our shares of common stock to a maximum of 10% of his or her net worth.

Risk Factors

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the Prospectus by deleting all references to “IC-II Investments LLC” and “IC-II Investments” and replacing them with “Del River LLC” and “Del River,” respectively.

This supplement supplements and amends the sections of the Prospectus entitled “Risk Factors—Risks Related to Our Investments—We may enter into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by adding the following immediately after the disclosure in each such section regarding the total return swap for senior secured floating rate loans entered into between Del River LLC (formerly known

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as IC-II Investments LLC), a wholly-owned financing subsidiary of FS Investment Corporation II, and Citibank, N.A. (dollar amounts are not presented in thousands):

On September 12, 2012, Del River entered into an amendment to the TRS Agreement which increased the maximum market value of the portfolio of loans subject to the TRS (determined as of the time that each such loan becomes subject to the TRS) from $100.0 million to $175.0 million. No other material terms of the TRS changed in connection with the amendment to the TRS Agreement.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” by replacing the second sentence of the first paragraph of such section in its entirety with the following (dollar amounts are presented in thousands):

Under the terms of the TRS between Del River and Citibank, Del River pays fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of a portfolio of loans having a maximum notional amount of $175,000.

Suitability Standards

This supplement supplements and amends the section of the Prospectus entitled “Suitability Standards” by adding the following as the last subsection of the third paragraph thereof:

Nebraska—In addition to the suitability standards above, the state of Nebraska requires that each Nebraska investor will limit his or her investment in our shares of common stock to a maximum of 10% of his or her net worth.

Form of Subscription Agreement

This supplement supplements and amends the Prospectus by replacing in its entirety the Form of Subscription Agreement found in Appendix A of the Prospectus with the following:

4

Subscription Agreement

The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (the “Shares”) of FS Investment Corporation II, a Maryland corporation (sometimes referred to herein as the “Company”), set forth below.

  1. Investment (Select only one)

Brokerage Investment Subscription Amount $	Advisory and Other Net of Commission Investment Subscription Amount $
Wrap Fee Arrangement at your Broker-Dealer*
☐ Initial Investment ($5,000 minimum)	☐ Initial Investment ($5,000 minimum)
☐ Additional Investment ($500 minimum)	☐ Additional Investment ($500 minimum)
* Not all broker-dealers are eligible for advisory business; please confirm with the dealer manager
Registered Investment Advisor (Non-Broker Dealer)
☐ Initial Investment ($5,000 minimum)
☐ Additional Investment ($500 minimum)
☐ Net of Commission Purchase*
* By a registered representative on his/her own behalf

  2. Ownership (Select only one)

☐ Individual*	☐ Joint Tenants with Rights of Survivorship	☐ UGMA: State of
(one signature)	(all parties must sign)	(custodian signature required)
☐ Community Property	☐ Tenants in Common	☐ UTMA: State of
(all parties must sign)	(all parties must sign)	(custodian signature required)
☐ Qualified Pension	☐ Profit Sharing Plan	☐ Trust
(include Plan Documents)	(include Plan Documents)	(include title and signature page)
☐ Corporation (include Corporate	☐ Partnership (include Partnership	☐ Other (specify and include title and
Resolution; authorized signature)	Agreement; authorized signature)	signature pages)

☐ Custodial Arrangement
(owner and custodian signature required)

☐ IRA	☐ SEP	☐ Name of Custodian

☐ Roth IRA	☐ KEOGH	☐ Mailing Address

☐ Rollover IRA	☐ Other

Custodian Information (to be completed by custodian above)

Custodian Tax ID# Custodian Account #

        Custodian Phone#

* Please complete and return a Transfer on Death form if you wish to make a transfer on death designation. You can request a Transfer on Death form by contacting the Company at (877) 628 - 8575.

  3. Investor Information (Please print)

    Individual Owner/Beneficial Owner

    (first, middle, last)

    Social Security #

Address	Date of Birth

(street) (city/state) (zip)	(mm/dd/yyyy)

(You must include a permanent street address even if your mailing address is a P.O. Box)

Country of Citizenship	Daytime Phone #

    Joint Owner/Beneficial Owner/Minor

    (first, middle, last)

    Social Security #

Address	Date of Birth

(street) (city/state) (zip)	(mm/dd/yyyy)

(You must include a permanent street address even if your mailing address is a P.O. Box)
Country of Citizenship	Daytime Phone #

    3. Investor Information (continued)

Trust Information
Name of Trust	Date of Trust (mm/dd/yyyy)
Address (street) (city/state) (zip) (You must include a permanent street address even if your mailing address is a P.O. Box)
Trustee(s)	Tax ID
Beneficial Owner(s)	Social Security #
Beneficial Owner(s) Address (street) (city/state) (zip)	Date of Birth (mm/dd/yyyy)
Occupation

Corporation/Partnership/Other
Entity Name	Date of Entity Formation (mm/dd/yyyy)
Address (street) (city/state) (zip) (You must include a permanent street address even if your mailing address is a P.O. Box)

Entity Type If corporation ☐ C Corp ☐ S Corp	Tax ID

Officer(s), General Partner or Authorized Person(s)

     4. Distributions (IRA accounts may not direct distributions without the custodian’s approval)

I hereby elect the distribution option indicated below:
☐ I choose to participate in the Company’s Distribution Reinvestment Plan.*	☐ I choose to have distributions deposited in a checking, savings, IRA, brokerage account or sent to the custodian for the benefit of the investor.**	☐ I choose to have distributions mailed to me at the address listed in Section 3.	☐ I choose to have distributions mailed to me at the following address:

*	The Company requests that each investor that elects to have his or her distributions reinvested in the Company’s Distribution Reinvestment Plan notify the Company and the broker-dealer or registered investment adviser named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides.

**	Complete the information below.

I authorize the Company or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws. I acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Name of Financial Institution Account Type

Mailing Address (street) (city/state) (zip)

ABA Routing Number	Account Number

Individual/Trustee/Beneficial Owner (signature)
Joint Owner/Co-Trustee (signature)

    5. Electronic Delivery of Documents (You will not receive paper mailings)

☐	In lieu of receiving documents by mail, I authorize the Company to make available on its website at www.fsinvestmentcorpII.com its quarterly reports, annual reports, tender offer materials, proxy statements, prospectus supplements or other reports required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available. (Any investor who elects this option must provide an e-mail address below and ensure that the Company has a current e-mail address for as long as he or she owns Shares.)

E-mail Address Initials

    6. Subscriber Representations

Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In order to induce the Company to accept this subscription, I (we) hereby represent and warrant that:

Owner	Joint Owner

(Initials)	(Initials)

a)     I (we) have received a Prospectus for the Company relating to the Shares for which I am (we are) subscribing, wherein the terms and conditions of the offering are described and agree to be bound by the terms and conditions therein.

b)     I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus for the Company relating to the Shares under “Suitability Standards.”

c) I am (we are) purchasing Shares for my (our) own account.

d) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.

e) If I am (we are) a resident of Alabama, I (we) certify that I (we) have a liquid net worth of at least 10 times my (our) investment in the Company and other similar programs.

f)      If I am (we are) a resident of Idaho, I (we) certify that my (our) aggregate investment in the Shares and in affiliates of the Company does not exceed 10% of my (our) liquid net worth. Liquid net worth is defined as that portion of an investor’s net worth consisting of cash, cash equivalents and readily marketable securities.

g)     If I am (we are) a resident of Iowa, I (we) certify that my (our) total investment in the Company does not exceed 10% of my (our) liquid net worth. Liquid net worth is defined as that portion of my (our) net worth that consists of cash, cash equivalents and readily marketable securities.

h)     If I am (we are) a resident of Kansas, I (we) hereby acknowledge that the Office of the Kansas Securities Commissioner recommends that I (we) should not invest, in the aggregate, more than 10% of my (our) liquid net worth in the Company and other non-traded business development companies. Liquid net worth is that portion of my (our) net worth that consists of cash, cash equivalents and readily marketable securities.

i)      If I am (we are) a resident of Kentucky, I (we) certify that I (we) have either (1) a liquid net worth of $85,000 and annual gross income of $85,000 or (2) a liquid net worth of $300,000. I (we) further certify that my (our) total investment in the Company does not exceed 10% of my (our) liquid net worth.

j)      If I am (we are) a resident of Maine, I (we) hereby acknowledge that the Maine Office of Securities recommends that my (our) aggregate investment in this offering and similar offerings not exceed 10% of my (our) liquid net worth. Liquid net worth is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

k)     If I am (we are) a resident of Massachusetts, I (we) hereby acknowledge that it is recommended by the Massachusetts Securities Division that I (we) not invest, in the aggregate, more than 10% of my (our) liquid net worth in the Company and other similar investments. Liquid net worth is that portion of my (our) net worth that consists of cash, cash equivalents and readily marketable securities.

l) If I am (we are) a resident of Nebraska, I (we) certify that my (our) investment in the Shares does not exceed 10% of my (our) net worth.

m)    If I am (we are) a resident of New Mexico, I (we) certify that my (our) investment in the Shares and other non-traded business development companies does not exceed 10% of my (our) liquid net worth. Liquid net worth is that portion of my (our) total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

n) If I am (we are) a resident of North Dakota, I (we) certify that I (we) have a net worth of at least 10 times my (our) investment in the Company and its affiliates.

o)     If I am (we are) a resident of Ohio, I (we) certify that my (our) investment in the Shares, in the Company’s affiliates and in other non-traded business development companies does not exceed 10% of my (our) liquid net worth. Liquid net worth is that portion of my (our) net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

p) If I am (we are) a resident of Oklahoma, I (we) certify that my (our) investment in the Shares does not exceed 10% of my (our) net worth (excluding home, home furnishings and automobiles).

q) If I am (we are) a resident of Oregon, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) net worth.

r)      If I am (we are) a resident of Tennessee, I (we) certify that I (we) have either (1) a liquid net worth of $85,000 and minimum annual gross income of $85,000 or (2) a minimum liquid net worth of $350,000. I (we) further certify that my (our) total investment in the Company does not exceed 10% of my (our) liquid net worth.

    7. Important Information (Rights, Certifications, Authorizations)

Substitute IRS Form W-9 Certification:

I (we) declare that the information supplied in this subscription agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. Under penalties of perjury, each investor signing below certifies that (1) the number shown in the Investor Social Security Number/Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a non-resident alien). NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you hereby acknowledge receipt of the Prospectus of the Company relating to the Shares for which you have subscribed, as supplemented and amended through the date hereof (as so supplemented and amended, the “Prospectus”), not less than five (5) business days prior to the signing of this Subscription Agreement. The Prospectus is available at www.sec.gov. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion. You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 15 days from the date your subscription is received and accepted, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus. Residents of Maine, Massachusetts, Minnesota, Missouri and Ohio investing in the Company, who first received the Prospectus only at the time of subscription may receive a refund of the subscription amount upon request to the Company within five business days of the date of subscription.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares and you should rely only on the information contained in the Prospectus and not on any other information or representations from other sources; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and Social Security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial adviser. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

By signing below, you also acknowledge that you should not expect to be able to sell your Shares regardless of how the Company performs. If you are able to sell your Shares, you will likely receive less than your purchase price. The Company does not intend to list the Shares on any securities exchange during the offering period, and it does not expect a secondary market in the Shares to develop. The Company intends to implement a share repurchase program, but only a limited number of Shares will be eligible for repurchase by the Company. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until the Company completes a liquidity event. Although the Company may complete a liquidity event within five years after the Company stops offering Shares, the offering may continue for an indefinite period. Moreover, there is no assurance that the Company will complete a liquidity event at all. As a result of the foregoing, an investment in the Shares is not suitable if you need access to the money you invest. In addition, you acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses. You also acknowledge that the Company may suspend or terminate its share repurchase program at any time and Shares repurchased in the share repurchase program will be repurchased at a price below the offering price in effect on the date of repurchase.

Owner or Authorized Person (Print Name)	Owner or Authorized Person (Print Name)

Owner or Authorized Person Signature	Owner or Authorized Person Signature

Date	/ /	Date	/ /
(mm/dd/yyyy)		(mm/dd/yyyy)

     8. Financial Adviser

The undersigned confirm on behalf of the Broker-Dealer or Registered Investment Advisor that they (i) are registered in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor’s prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current Prospectus and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares. The undersigned Financial Adviser further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program.

Broker Dealer or Registered Investment Advisor Firm Name

Financial Adviser Name
(First, Middle, Last)

Operational Contact Name (Optional): (First, Middle, Last)

Address
	(street)	(city/state)	(zip)

Adviser Number	Branch Number	Telephone

Email Address	Fax

Financial Adviser Signature	Date

Principal Signature	Date

     9. Investment Instructions

By Wire Transfer	By Mail:

UMB Bank, N.A., ABA Routing #101000695,	(Checks should be made payable to “UMB Bank,
FS Investment Corporation II, Account #9871976238, Beneficial Owner(s) (include in memo field)	N.A., as escrow agent for FS Investment Corporation II,” or, after the Company meets the minimum offering requirement, checks should be made payable to “UMB Bank, N.A., as agent for FS Investment Corporation II)

FS Investment II Services
Custodial Accounts	c/o DST Systems Inc.

Forward Subscription Agreement to the custodian	(877) 628-8575

Regular Mail
P.O. Box 219095
Kansas City, MO 64121-9095

Express/Overnight Delivery
430 W. 7th Street
Kansas City, MO 64105

    Additional Information

APPENDIX A TO SUBSCRIPTION AGREEMENT

NOTICE TO STOCKHOLDER OF ISSUANCE OF

UNCERTIFICATED SHARES OF COMMON STOCK

Containing the Information Required by Section 2-211 of the

Maryland General Corporation Law

To: Stockholder

From: FS Investment Corporation II

Shares of Common Stock, $0.001 par value per share

FS Investment Corporation II, a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.